EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours



VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours


Mail

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope


VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – INTERNATIONAL GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – International Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 11:30 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

	FOR	AGAINST	ABSTAIN
1. To approve the Plan of Reorganization, adopted by the Curian Variable Series Trust's Board of Trustees, which provides for the reorganization of the Curian Guidance - International Growth Fund, a series of the Curian Variable Series Trust, into the Curian Guidance – Growth Fund, also a series of the Curian Variable Series Trust.	☐	☐	☐

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours



VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours


Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope


VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – INTERNATIONAL GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – International Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 11:30 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

		FOR	AGAINST	ABSTAIN
1.	To approve the Plan of Reorganization, adopted by the Curian Variable Series Trust's Board of Trustees, which provides for the reorganization of the Curian Guidance - International Growth Fund, a series of the Curian Variable Series Trust, into the Curian Guidance – Growth Fund, also a series of the Curian Variable Series Trust.	☐	☐	☐

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313